UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 6, 2017

MCEWEN MINING INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	001-33190	84-0796160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b—2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by McEwen Mining Inc. (the “Company”) on October 6, 2017, as amended on December 15, 2017 to provide a corrected consent. The attached consent corrects a typographical error on the original consent. The correct consent is attached hereto as Exhibit 23.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of KPMG LLP.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCEWEN MINING INC.

Date: March 2, 2018	By:	/s/ Andrew Elinesky
Andrew Elinesky, Senior Vice President and Chief Financial Officer